UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2003
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GENE LOGIC INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-23317	06-1411336

(Commission File No.)	(IRS Employer Identification No.)

708 Quince Orchard Road
Gaithersburg, Maryland 20878

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (301) 987-1700

Item 9.  Regulation FD Disclosure

     The following information is provided under Item 9 and also pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

     On April 28, 2003, Gene Logic Inc. (the “Company”) issued a press release announcing the Company’s operating results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     In accordance with procedural guidance from the Securities and Exchange Commission, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under “Item 9. Regulation FD Disclosure” and also under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly stated by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gene Logic Inc.

	By:	/s/ Philip L. Rohrer, Jr. Philip L. Rohrer, Jr. Chief Financial Officer

Dated: May 1, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Gene Logic Inc. dated April 28, 2003.